SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2005

MILESTONE SCIENTIFIC INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14053 (Commission File Number)	13-3545623 (IRS Employer Identification No.)

220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034
(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code (973) 535-2717

                  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of
                   Principal Officers.

        On August 15, 2005, Milestone Scientific Inc. (“Milestone”) appointed Rosaline Shau, MBA, CPA, as Chief Financial Officer. Ms. Shau, 45, joined Milestone as Assistant Controller in October 2004, and had been Acting Chief Financial Officer and Acting Chief Accounting Officer of Milestone since May 19, 2005. Prior to that and since February 2002, she served as an accounting consultant and a tax consultant for a non-profit organization and several computer consulting firms, including a computer training school. From June 1996 until January 2002, Ms. Shau was an assistant controller of a privately held chemical manufacturer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

MILESTONE SCIENTIFIC INC. By: /s/ Leonard Osser —————————————— Leonard Osser Chairman and Chief Executive Officer

Dated: August 17, 2005